OHIO NATIONAL FUND, INC.

Supplement to the Currently Effective Prospectus, Summary Prospectuses

and Statement of Additional Information

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ON ICON Balanced Portfolio

ON Capital Appreciation Portfolio

ON Equity Portfolio

ON ClearBridge Small Cap Portfolio

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The Board of Directors has approved reorganizations pursuant to which the assets of each of ON ICON Balanced Portfolio, ON Capital Appreciation Portfolio, ON Equity Portfolio, and ON ClearBridge Small Cap Portfolio (each, a “Target Portfolio”) would be acquired, and its liabilities would be assumed, by the portfolio (the “Survivor Portfolio”) listed opposite the Target Portfolio in the chart below in exchange for shares of the Survivor Portfolio. The Target Portfolio would then be liquidated, and shares of the Survivor Portfolio would be distributed to Target Portfolio shareholders.

TARGET PORTFOLIOS	To be Reorganized into	SURVIVOR PORTFOLIOS
ON ICON Balanced Portfolio		ON BlackRock Balanced Allocation Portfolio

ON Capital Appreciation Portfolio		ON BlackRock Advantage Large Cap Core Portfolio

ON Equity Portfolio		ON BlackRock Advantage Large Cap Core Portfolio

ON ClearBridge Small Cap Portfolio		ON BlackRock Advantage Small Cap Growth Portfolio

Under each reorganization, Target Portfolio shareholders would receive shares of the Survivor Portfolio with the same aggregate net asset value as their shares of the Target Portfolio. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by Portfolio shareholders as a result of the reorganization.

Each reorganization is subject to the satisfaction of certain conditions. Information statement materials describing the reorganizations are expected to be mailed later in 2019. If the closing conditions are satisfied, the reorganizations are expected to occur during the third quarter of 2019. The information statement materials will describe the expected date of the reorganizations with more specificity. Prior to the reorganizations, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the Prospectus.

The Reorganizations do not require your approval, and you will not be asked to vote.

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Investors Should Retain this Supplement for Future Reference

May 31, 2019